Exhibit 99.1

FOR IMMEDIATE RELEASE

Alumis and ACELYRIN to Merge Creating a Late-Stage Clinical Biopharma Company Dedicated to
Innovating, Developing and Commercializing Transformative Therapies for Immune-mediated
Diseases

Topline data from Phase 3 ONWARD trials for Alumis’ ESK-001 in moderate-to-severe plaque psoriasis on track for readout in first half of 2026; Topline data from Phase 2b LUMUS trial in systemic lupus erythematosus on track for readout in 2026

Evaluation underway of development plan for ACELYRIN’s lonigutamab to confirm differentiation in a capital efficient manner

Pro forma cash position of approximately $737 million as of December 31, 2024, provides runway into 2027, beyond expected multiple clinical readouts for highly differentiated late-stage portfolio

Alumis and ACELYRIN stockholders to own ~55% and ~45%, respectively, of combined company on a fully diluted basis

Combined company will operate under Alumis name with current Alumis executive team

Conference call to be held today, February 6, 2025, at 5:00 PM ET

SOUTH SAN FRANCISCO, Calif. and LOS ANGELES, Calif. – February 6, 2025 – Alumis Inc. (Nasdaq: ALMS), a clinical-stage biopharmaceutical company developing therapies using a precision approach to optimize clinical outcomes and significantly improve the lives of patients with immune-mediated diseases, and ACELYRIN, INC. (Nasdaq: SLRN), a late-stage clinical biopharma company focused on accelerating the development and delivery of transformative medicines in immunology, today announced a definitive merger agreement under which Alumis and ACELYRIN will merge in an all-stock transaction.

Martin Babler, President, Chief Executive Officer and Chairman of Alumis, said, “Through this combination with ACELYRIN, Alumis will have the financial flexibility and runway to advance an expanded late-stage pipeline, now including lonigutamab, and build commercial capabilities. Since completing our IPO, Alumis has operated with speed and rigor, and the multiple development milestones expected in 2025 and 2026, coupled with potential additional indications for ESK-001, represent exciting breakthroughs for our patients and value-driving opportunities for the combined company’s stockholders. As we move forward together, we will maintain financial discipline and a flexible capital allocation strategy with the goal of maximizing the value of our highly differentiated portfolio.”

Bruce Cozadd, Chair of the ACELYRIN Board of Directors and member of the Board Transaction Committee said, “This merger represents the culmination of a thorough strategic review process by our Board and management team to determine the best and most value-maximizing path forward for ACELYRIN. We are confident that Alumis is the right partner to optimize the development of lonigutamab and together deliver long-term stockholder value.”

“We are pleased to join with Alumis and further advance our mission of developing and delivering transformative medicines in immunology,” said Mina Kim, Chief Executive Officer of ACELYRIN. “This merger brings together two complementary organizations and pipelines, enabling the company to leverage the benefits of combined development and commercial expertise, as well as catalyst diversification, to achieve even more together. I am deeply grateful to the entire ACELYRIN team, whose efforts have made today’s milestone possible, and am excited that Alumis shares our mission of providing patients with life-changing new treatment options.”

Alumis and ACELYRIN had cash, cash equivalents and marketable securities of approximately $289 million and approximately $448 million, respectively, on a preliminary basis, as of December 31, 2024. With a pro forma cash position of approximately $737 million as of December 31, 2024, and continued operating discipline, Alumis expects that this cash position provides runway to advance the combined company’s pipeline through multiple planned key data readouts across several clinical trials and to fund operating expenses and capital expenditure requirements into 2027.

Combined Pipeline

The combined company will benefit from a differentiated late-stage portfolio of therapies and increased resources enabling the development of life-changing medicines. Together, the combined company will leverage its track record of R&D success, along with its proprietary data and analytics platform, which utilizes key genetic and translational insights to optimize outcomes to patients.

Alumis

•	Alumis’ most advanced product candidate, ESK-001, is an oral, highly selective, next-generation, allosteric inhibitor of tyrosine kinase 2 (“TYK2”) that is currently being evaluated in the Phase 3 ONWARD clinical program for the treatment of patients with moderate-to-severe plaque psoriasis (“PsO”) and the Phase 2b LUMUS clinical trial for systemic lupus erythematosus (“SLE”). ESK-001 is a potentially best-in-class molecule with broad potential to expand into additional indications and treat a diverse group of immune-mediated diseases. In a Phase 2 clinical trial, ESK-001 has demonstrated a favorable safety profile and maximal TYK2 inhibition leading to high clinical responses in patients with PsO. Alumis expects a Phase 2 OLE 52-week data update in PsO in 2025, Phase 3 topline data for PsO in the first half of 2026 and Phase 2b topline data for SLE in 2026.

•	Alumis is also developing A-005, a potential first-in-class central nervous system (“CNS”) penetrant allosteric TYK2 inhibitor being developed for the treatment of neuroinflammatory and neurodegenerative diseases such as multiple sclerosis (“MS”) and Parkinson’s Disease. A Phase 1 clinical trial in healthy volunteers was completed demonstrating that A-005 was well tolerated and demonstrated its ability to cross the blood-brain barrier. Maximal TYK2 inhibition was achieved with a favorable pharmacokinetic profile in the CNS and in the periphery. Alumis expects initiation of its Phase 2 clinical trial in MS in the second half of 2025 with Phase 2 topline data expected in 2026.

ACELYRIN

•	ACELYRIN is advancing lonigutamab, a subcutaneously delivered anti-IGF-1R with best-in-class potential in thyroid eye disease (TED) currently being investigated in a Phase 2 clinical trial. Lonigutamab is the first subcutaneous anti-IGF-1R to have demonstrated robust efficacy in TED patients, comparable to the IV-administered standard of care, and shown a favorable safety profile. ACELYRIN plans to re-evaluate the development program for lonigutamab to confirm its differentiation in a capital efficient manner. Following closing of the transaction, Alumis will continue this work and the development of lonigutamab in the context of the broader combined portfolio to drive long-term value for stockholders.

Transaction Terms

Under the terms of the agreement, ACELYRIN stockholders will receive 0.4274 shares of Alumis common stock for each share of ACELYRIN common stock owned. Upon the close of the transaction, Alumis stockholders will own approximately 55% of the combined company and ACELYRIN stockholders will own approximately 45% of the combined company, on a fully diluted basis.

The transaction was unanimously recommended and approved by the disinterested directors of each company’s Board.

Headquarters and Leadership

Following close, the combined company will be led by the current Alumis executive team and will comprise a deep bench of talented professionals and medical experts that have successfully advanced multiple programs through clinicals trials to commercialization. This will include key members of ACELYRIN’s team who will ensure continuity and optimization of the lonigutamab development plan. The combined company’s Board will expand to nine directors, including two additional directors from ACELYRIN’s Board.

The combined company will operate under the Alumis name with its corporate headquarters remaining in South San Francisco.

Timing and Approvals

The transaction is expected to close in the second quarter of 2025, subject to approval by the stockholders of both companies and satisfaction of other customary closing conditions.

Stockholders representing approximately 62% of Alumis voting common stock and approximately 24% of ACELYRIN common stock have entered into voting agreements in support of the transaction.

Conference Call and Webcast

Alumis and ACELYRIN will host a joint conference call and webcast today at 5:00 p.m. E.T. to discuss the transaction. The webcast will be available live via the link here. For participants who would like to ask a question during the Q&A portion of the call, register for the conference call here to obtain a dial-in number and passcode.

The webcast link and associated presentation materials will be available on the investor relations section of each company’s website.

Advisors

Morgan Stanley & Co. LLC is serving as financial advisor to Alumis, and Cooley LLP is serving as its legal counsel. Guggenheim Securities, LLC is serving as financial advisor to ACELYRIN and Fenwick & West LLP is serving as its legal counsel.

About Alumis

Alumis is a clinical-stage biopharmaceutical company developing oral therapies using a precision approach to optimize clinical outcomes and significantly improve the lives of patients with immune-mediated diseases. Leveraging its proprietary precision data analytics platform, Alumis is building a pipeline of molecules with the potential to address a broad range of immune-mediated diseases as monotherapy or combination therapies. Alumis’ most advanced product candidate, ESK-001, is an oral, highly selective, small molecule, allosteric inhibitor of tyrosine kinase 2 that is currently being evaluated for the treatment of patients with moderate-to-severe plaque psoriasis and systemic lupus erythematosus. Alumis is also developing A-005, a CNS-penetrant, allosteric TYK2 inhibitor for the treatment of neuroinflammatory and neurodegenerative diseases. Beyond TYK2, Alumis’ proprietary precision data analytics platform and drug discovery expertise have led to the identification of additional preclinical programs that exemplify its precision approach. Incubated by Foresite Labs and led by a team of industry veterans experienced in small-molecule compound drug development for immune-mediated diseases, Alumis is pioneering a precision approach to drug development to potentially produce the next generation of treatment to address immune dysfunction.

About ACELYRIN

ACELYRIN, INC. (Nasdaq: SLRN) is focused on providing patients life-changing new treatment options by identifying, acquiring, and accelerating the development and commercialization of transformative medicines. ACELYRIN’s lead program, lonigutamab, is a subcutaneously delivered monoclonal antibody targeting IGF-1R being investigated for the treatment of thyroid eye disease.

Financial Disclaimer

Alumis’ and ACELYRIN’s audited consolidated financial statements for the year ended December 31, 2024 are not yet available. Accordingly, the information presented herein regarding cash, cash equivalents and marketable securities as of December 31, 2024, reflects each of Alumis’ and ACELYRIN’s preliminary financial data, subject to the completion of Alumis’ and ACELYRIN’s financial closing procedures and any adjustments that may result from the completion of the review and audit of Alumis’ and ACELYRIN’s consolidated financial statements for the year ended December 31, 2024, respectively. Actual financial results that will be reflected in each of Alumis’ and ACELYRIN’s Annual Reports on Form 10-K for the year ended December 31, 2024, when they are completed and publicly disclosed may differ from the preliminary results presented here.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of federal securities laws, including the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based upon current plans, estimates and expectations of management of Alumis Inc. (“Alumis”) and ACELYRIN, Inc. (“ACELYRIN”) in light of historical results and trends, current conditions and potential future developments, and are subject to various risks and uncertainties that could cause actual results to differ materially from such statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “continue,” “target,” “contemplate,” “estimate,” “forecast,” “guidance,” “predict,” “possible,” “potential,” “pursue,” “likely,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. All statements, other than statements of historical facts, including express or implied statements regarding the proposed transaction; the conversion of equity interests contemplated by the agreement and plan of merger, dated as of February 6, 2025, by and among the parties (the “merger agreement”); the issuance of common stock of Alumis contemplated by the merger agreement; the expected filing by Alumis with the Securities and Exchange Commission (the “SEC”) of a registration statement on Form S-4 (the “registration statement”) and a joint proxy statement/prospectus of Alumis and ACELYRIN to be included therein (the “joint proxy statement/prospectus”); the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction; the sufficiency of the combined company’s capital resources; the combined company’s cash runway; the competitive ability and position of the combined company; the clinical pipeline of the combined company; and any assumptions underlying any of the foregoing, are forward-looking statements.

Risks and uncertainties include, among other things, (i) the risk that the proposed transaction may not be completed in a timely basis or at all, which may adversely affect Alumis’ and ACELYRIN’s businesses and the price of their respective securities; (ii) the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction, including stockholder approvals by both Alumis’ stockholders and ACELYRIN’S stockholders, and the potential failure to satisfy the other conditions to the consummation of the transaction; (iii) the effect of the announcement, pendency or completion of the proposed transaction on each of Alumis’ or ACELYRIN’s ability to attract, motivate, retain and hire key personnel and maintain relationships with partners, suppliers and others with whom Alumis or ACELYRIN does business, or on Alumis’ or ACELYRIN’s operating results and business generally; (iv) that the proposed transaction may divert management’s attention from each of Alumis’ and ACELYRIN’s ongoing business operations; (v) the risk of any legal proceedings related to the proposed transaction or otherwise, or the impact of the proposed transaction thereupon, including resulting expense or delay; (vi) that Alumis or ACELYRIN may be adversely affected by other economic, business and/or competitive factors; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement , including in circumstances which would require Alumis or ACELYRIN to pay a termination fee; (viii) the risk that restrictions during the pendency of the proposed transaction may impact Alumis’ or ACELYRIN’s ability to pursue certain business opportunities or strategic transactions; (ix) the risk that the anticipated benefits and synergies of the proposed transaction may not be fully realized or may take longer to realize than expected; (x) the impact of legislative, regulatory, economic, competitive and technological changes; (xi) risks relating to the value of Alumis securities to be issued in the proposed transaction; (xii) the risk that integration of the proposed transaction post-closing may not occur as anticipated or the combined company may not be able to achieve the growth prospects expected from the transaction; (xiii) the effect of the announcement, pendency or completion of the proposed transaction on the market price of the common stock of each of Alumis and ACELYRIN; (xiv) the implementation of each of Alumis’ and ACELYRIN’s business model and strategic plans for product candidates and pipeline, and challenges inherent in developing, commercializing, manufacturing, launching, marketing and selling potential existing and new products and product candidates; (xv) the scope, progress, results and costs of developing Alumis’ and ACELYRIN’s product candidates and any future product candidates, including conducting preclinical studies and clinical trials, and otherwise related to the research and development of Alumis’ and ACELYRIN’s pipeline; (xvi) the timing and costs involved in obtaining and maintaining regulatory approval for Alumis’ and ACELYRIN’s current or future product candidates, and any related restrictions, limitations and/or warnings in the label of any approved product; (xvii) the market for, adoption (including rate and degree of market acceptance) and pricing and reimbursement of Alumis’ and ACELYRIN’s product candidates, if approved, and their respective abilities to compete with therapies and procedures that are rapidly growing and evolving; (xviii) uncertainties in contractual relationships, including collaborations, partnerships, licensing or other arrangements and the performance of third-party suppliers and manufacturers; (xix) the ability of each of Alumis and ACELYRIN to establish and maintain intellectual property protection for products or avoid or defend claims of infringement; (xx) Alumis’ ability to successfully integrate ACELYRIN’s operations and personnel; and (xxi) potential delays in initiating, enrolling or completing preclinical studies and clinical trials.

These risks, as well as other risks related to the proposed transaction, will be described in the registration statement and the joint proxy statement/prospectus that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here and the list of factors to be presented in the registration statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Alumis’ and ACELYRIN’s respective periodic reports and other filings with the SEC, including the risk factors identified in Alumis’ and ACELYRIN’s most recent Quarterly Reports on Form 10-Q and/or Annual Reports on Form 10-K. The risks and uncertainties described above and in the SEC filings cited above are not exclusive and further information concerning Alumis and ACELYRIN and their respective businesses, including factors that potentially could materially affect their respective businesses, financial conditions or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Readers should also carefully review the risk factors described in other documents Alumis and ACELYRIN file from time to time with the SEC.

The forward-looking statements included in this communication are made only as of the date hereof. Alumis assumes no obligation and does not intend to update these forward-looking statements, even if new information becomes available in the future, except as required by law.

Additional Information and Where to Find It

In connection with the proposed merger, Alumis intends to file with the SEC the registration statement, which will include the joint proxy statement/prospectus. After the registration statement has been declared effective by the SEC, the joint proxy statement/prospectus will be delivered to stockholders of Alumis and ACELYRIN. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SECURITY HOLDERS OF ALUMIS AND ACELYRIN ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the joint proxy statement/prospectus (when available) and other documents filed by Alumis and ACELYRIN with the SEC, without charge, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Alumis will be available free of charge under the SEC Filings heading of the Investor Relations section of Alumis’ website at https://investors.alumis.com/. Copies of the documents filed with the SEC by ACELYRIN will be available free of charge under the Financials & Filings heading of the Investor Relations section of ACELYRIN’s website at https://investors.acelyrin.com/.

Participants in the Solicitation

Alumis and ACELYRIN and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Alumis’ directors and executive officers is set forth in Alumis’ registration statement on Form S-1/A (File No. 333-280068), which was filed with the SEC on June 24, 2024. Information about ACELYRIN’s directors and executive officers is set forth in the proxy statement for ACELYRIN’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 22, 2024, and ACELYRIN’s Current Reports on Form 8-K filed with the SEC on May 28, 2024, August 13, 2024 and December 10, 2024. Stockholders may obtain additional information regarding the interests of such participants by reading the registration statement and the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Alumis Contacts

Investor Relations

Teri Dahlman

Red House Communications

teri@redhousecomms.com

Media

Jim Golden / Jack Kelleher / Tali Epstein
Collected Strategies
Alumis-CS@collectedstrategies.com

ACELYRIN, INC Contacts

Investor Relations and Media

Tyler Marciniak

Vice President of Investor Relations and Corporate Operations

tyler.marciniak@acelyrin.com